UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2004

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



          Oklahoma                      1-9260                  73-1283193
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
           -------------

     Unit Corporation announced today its consolidated capital expenditure budget for 2005 of $205 million, allocated between its three primary subsidiaries, Unit Drilling Company, Unit Petroleum Company and Superior Pipeline Company LLC.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

Not Applicable.


(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.


(c)  Exhibits.
     ---------


   99.1 Press release announcing Unit Corporation consolidated capital expenditure budget for 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: December 22, 2004           By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President



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

                                 EXHIBIT INDEX
                                 -------------

   99.1 Press release announcing Unit Corporation consolidated capital expenditure budget for 2005





































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